EXHIBIT 10.31.6


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                              DATED 17TH MARCH 2004
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                           TARRANT COMPANY LIMITED (1)


                                       AND

                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)

                                 (AS BORROWERS)


                                       AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS AGENT)
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                             SIXTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY
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                              BARLOW LYDE & GILBERT
                                   24TH FLOOR
                            NINE QUEEN'S ROAD CENTRAL
                                    HONG KONG
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


THIS DEED is made the 17th March 2004.

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").

WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" such expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Beneficiaries, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under various Deeds of Variation to the Facility Agreement entered into on 26th February, 2003, 19th May, 2003, 2nd June, 2003, 18th June, 2003
         and 23rd December, 2003 by and between the Borrowers and the Agent (the "PRIOR DEEDS OF VARIATION"), the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Prior Deeds of Variation.

(C) The Borrowers have requested the Agent, and the Agent (in its capacity as the Issuer) has agreed in principle, to the amendment of the Facility Agreement as hereinafter set out.

(D) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.      DEFINITIONS AND INTERPRETATION

        Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail.


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


         References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.      VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

         2.1.1    By  the  deletion  in  its  entirety  of  the   definition  of
                  "ADDITIONAL TARRANT FACILITY" in Clause 1.1 of the Facility Agreement;

         2.1.2 By the deletion in its entirety of the definition of "ASSIGNED LETTERS OF CREDIT" in Clause 1.1 of the Facility Agreement;

         2.1.3    By  the  deletion  in  its  entirety  of  the   definition  of
                  "BORROWERS' FACILITY" in Clause 1.1 of the Facility Agreement;

         2.1.4 By the deletion in its entirety of the definition of "DEED OF ASSIGNMENT" in Clause 1.1 of the Facility Agreement;

         2.1.5    By  the  deletion  in  its  entirety  of  the   definition  of
                  "FACILITY" in Clause 1.1 of the Facility Agreement, and the substitution therefor with the following:

                  "`FACILITY'                    THE  FACILITY  REFERRED  TO  IN
                                                 CLAUSE  2.1  MADE OR TO BE MADE
                                                 AVAILABLE  TO THE  BORROWERS ON
                                                 THE  TERMS AND  SUBJECT  TO THE
                                                 CONDITIONS OF THIS AGREEMENT;"

         2.1.6 By the deletion in its entirety of the definition of "LETTER OF CREDIT FEE" in Clause 1.1 of the Facility Agreement, and the substitution therefor with the following:

                  "`LETTER OF CREDIT FEE'        THE  MEANING  GIVEN  TO  IT  IN
                                                 CLAUSE 17.1;"

         2.1.7 By the deletion in its entirety of the definition of "SECURITY DOCUMENTS" in Clause 1.1 of the Facility Agreement, and the substitution therefor with the following:

                  "`SECURITY DOCUMENTS'          (i)  THE  SYNDICATED  COMPOSITE
                                                 GUARANTEE  AND  DEBENTURE  (ii)
                                                 THE PARENT GUARANTEE; (iii) THE
                                                 GUEZ  GUARANTEE,  (iv) A CHARGE
                                                 OVER  SHARES  EXECUTED  ON EVEN
                                                 DATE  HEREWITH BY FRI IN FAVOUR
                                                 OF THE  AGENT ON  BEHALF OF THE
                                                 ISSUER AND THE BANKS IN RESPECT
                                                 OF ITS SHARES IN  TARRANT,  AND
                                                 (v)      THE      INTERCREDITOR
                                                 AGREEMENT,   IN  EACH  CASE  AS
                                                 AMENDED OR  MODIFIED  FROM TIME
                                                 TO TIME;"

         2.1.8    By  the  deletion  in  its  entirety   Sub-Clause   2.1.1  and
                  Sub-Clause   2.1.2  of  the   Facility   Agreement,   and  the
                  substitution therefor with the following:

                  "SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, THE BANKS MAY MAKE AVAILABLE TO THE BORROWERS AN UNCOMMITTED LETTER OF CREDIT FACILITY OF UP TO US$25,000,000 (TWENTY FIVE MILLION US DOLLARS) OR ITS EQUIVALENT FROM TIME TO TIME IN OTHER CURRENCIES. THE FACILITY SHALL COMPRISE THE PROVISION OF LETTERS OF

                  CREDIT TO BE ISSUED BY THE ISSUER (SUBJECT TO REIMBURSEMENT BY THE BORROWER AND EACH OF THE BANKS ON THE TERMS SET OUT IN THIS AGREEMENT) IN A MAXIMUM PRINCIPAL AMOUNT NOT EXCEEDING US$25,000,000 (TWENTY FIVE MILLION US DOLLARS) OR ITS US DOLLAR EQUIVALENT FROM TIME TO TIME IN OTHER CURRENCIES."

         2.1.9    By  the  deletion  in  its  entirety   Sub-Clause   4.2.1  and
                  Sub-Clause   4.2.2  of  the   Facility   Agreement,   and  the
                  substitution therefor with the following:

                  "4.2.1 IF THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE AMOUNT OF THE REQUESTED LETTER OF CREDIT, PLUS ALL COMMISSIONS, FEES AND CHARGES DUE FROM THE BORROWER IN CONNECTION WITH ITS ISSUE, WOULD CAUSE THE AMOUNT OF THE AVAILABLE FACILITY TO BE EXCEEDED AT SUCH TIME; OR

                  4.2.2 IF THE EXPIRY DATE OF THE LETTER OF CREDIT WOULD BE LATER THAN 364 DAYS FROM ITS DATE OF ISSUE; OR

                  4.2.3 IF THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE AMOUNT OF THE REQUESTED LETTER OF CREDIT WHEN AGGREGATED WITH THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE VALUE OF ALL LETTERS OF CREDIT THEN IN ISSUE WOULD EXCEED US$25,000,000 (TWENTY FIVE MILLION US DOLLARS); "

         2.1.10 By the deletion in its entirety of Clause 4.12 of the Facility Agreement.

         2.1.11 By the deletion in its entirety of Sub-Clause 11.3.3 of the Facility Agreement, and the substitution therefor with the following:

                  "11.3.3 INDEBTEDNESS:  IT WILL NOT,  WITHOUT THE PRIOR CONSENT
                          OF THE AGENT, INCUR OR MAINTAIN ANY INDEBTEDNESS OTHER
                          THAN:

                           (a)   INDEBTEDNESS UNDER THE FINANCE DOCUMENTS;

                           (b) SUPPLIERS' CREDIT EXTENDED IN THE ORDINARY COURSE OF TRADING AND ON ARMS' LENGTH TERMS;

                           (c) INDEBTEDNESS BETWEEN MEMBERS OF THE GROUP AS DISCLOSED TO AND PERMITTED BY THE AGENT;

                           (d) LOANS FROM ITS MAJOR SHAREHOLDERS (PROVIDED THAT ALL SUCH LOANS ARE SUBORDINATED TO THE BORROWER'S INDEBTEDNESS TO THE ISSUER AND TO THE BANKS); AND/OR

                           (e) INDEBTEDNESS TO GMAC AS SPECIFIED OR REFERRED TO IN THE INTERCREDITOR AGREEMENT."

         2.1.12 By the deletion of the words "AND/OR" from Sub-Clause12.1.17 of the Facility Agreement.

         2.1.13   By the  deletion  of the  punctuation  mark "." in  Sub-Clause
                  12.1.18 of the Facility Agreement, and the substitution therefor with "; AND/OR".

         2.1.14 By the insertion of a new Sub-Clause 12.1.19 of the Facility Agreement as follows:


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


                  "12.1.19 FAILURE TO COMPLETE REFINANCING: ANY BORROWER OR THE PARENT FAILS ON OR BEFORE 31ST MAY, 2004 TO OBTAIN LOAN AND OTHER FINANCE FACILITIES IN SUBSTITUTION OF THE LOAN AND OTHER FINANCE FACILITIES PROVIDED TO THE GROUP BY GMAC (NOTWITHSTANDING THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, OR THE CONSENT OR ABSENCE OF CONSENT BY THE AGENT UNDER SUB-CLAUSE 11.3.3)."

         2.1.15 By the deletion in its entirety of Clause 12.3 of the Facility Agreement, and the substitution therefor with the following:

                  "12.3    LETTER OF CREDIT FEE FOLLOWING EVENT OF DEFAULT

                           12.3.1 FROM THE DATE OF THE OCCURRENCE OF ANY EVENT OF DEFAULT UNTIL SUCH EVENT OF DEFAULT IS REMEDIED TO THE SATISFACTION OF THE AGENT, OR UNTIL ALL SUMS PAYABLE HEREUNDER HAVE BEEN SATISFIED OR DISCHARGED IN FULL AND NONE OF THE BANKS IS UNDER ANY CONTINGENT LIABILITY HEREUNDER OR UNDER ANY LETTER OF CREDIT, ANY INTEREST PAYABLE BY THE BORROWER IN RESPECT OF ANY LETTER OF CREDIT SHALL BE CALCULATED AT THE RATE PER ANNUM EQUAL TO AN ADDITIONAL 2.5% PER ANNUM TO THAT REFERRED TO IN CLAUSE 4.8.3 ON THE MAXIMUM FACE VALUE OF ANY LETTER OF CREDIT THEN OUTSTANDING.

                           12.3.2 WITHOUT PREJUDICE TO SUB-CLAUSE 12.3.1 AND ALL OTHER RIGHTS AND REMEDIES OF THE AGENT OR ANY FINANCE PARTY, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER SUB-CLAUSE 12.1.19, THE BORROWERS AGREE TO IMMEDIATELY PAY IN CLEARED FUNDS TO THE AGENT FOR THE ACCOUNT OF THE ISSUER A DEFAULT FEE OF US$100,000."

         2.1.16 By the deletion in its entirety of Clause 17 of the Facility Agreement, and the substitution therefor with the following:

                  "17      FEES

                           THE BORROWERS AGREE TO PAY TO THE AGENT FOR ACCOUNT OF THE ISSUER A FEE (THE "LETTER OF CREDIT FEE") AS DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF
                           SCHEDULE 5."

         2.1.17 By the deletion in its entirety of Schedule 1 to the Facility Agreement, and the substitution therefor with the following:

                                   "SCHEDULE 1

                              BANKS AND COMMITMENTS

                  BANK                               COMMITMENT

                  UPS CAPITAL GLOBAL TRADE FINANCE   US$25 MILLION
                  CORPORATION"


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


         2.1.18 By the deletion in its entirety of Schedule 5 to the Facility Agreement, and the substitution therefor with the following:

                                            "SCHEDULE 5

                                        LETTER OF CREDIT FEES

                  1. FOR THE ISSUANCE OF ANY LETTER OF CREDIT BY THE ISSUER IN RESPECT OF THE FACILITY, AN AMOUNT EQUAL TO ONE-EIGHTH OF ONE PERCENT (0.125%) OF THE FACE AMOUNT OF THE LETTER OF CREDIT, SUBJECT TO A MINIMUM FEE OF US$125 AND A MAXIMUM FEE OF US$700;

                  2. FOR THE AMENDMENT OF ANY LETTER OF CREDIT IN RESPECT OF THE FACILITY, THE SUM OF US$75;

                  3. FOR THE EXAMINATION OR NEGOTIATION OF ANY LETTER OF CREDIT UNDER THE FACILITY THAT IS PAYABLE AT SIGHT, AN AMOUNT EQUAL TO ONE-EIGHTH OF ONE PERCENT (0.125%) OF THE FACE AMOUNT OF THE LETTER OF CREDIT, SUBJECT TO A MINIMUM FEE OF US$100; AND

                  4. FOR THE EXAMINATION OR NEGOTIATION OF ANY LETTER OF CREDIT UNDER THE FACILITY PAYABLE UPON A CERTAIN TIME, AN AMOUNT EQUAL TO SEVEN-TENTHS OF ONE PERCENT (0.7%) PER ANNUM OF THE FACE AMOUNT OF THE LETTER OF CREDIT, SUBJECT TO A MINIMUM FEE OF US$100;

                  IN EACH CASE PLUS ALL OUT-OF-POCKET COSTS, FEES AND EXPENSES PROPERLY INCURRED BY THE ISSUER (OTHER THAN WHERE SUCH FEES, COSTS OR EXPENSES ARE INDEMNIFIED PURSUANT TO CLAUSE 4.8.2) IN CONNECTION WITH THE APPLICATION FOR, ISSUE OF, AMENDMENT TO, OR EXAMINATION OR NEGOTIATION OF ANY LETTER OF CREDIT, WHICH SHALL BE PAYABLE AT THE TIME OF SUCH APPLICATION, ISSUE, AMENDMENT, EXAMINATION OR NEGOTIATION."

3.       GENERAL

3.1      The parties hereto hereby acknowledge and confirm that:-

         3.1.1 the terms of the Facility Agreement as varied and amended in accordance with this Deed of Variation shall remain in full force and effect; and

         3.1.2 neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement, any Security Document or any other Finance Document or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

3.2 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.


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3.3      This Deed of Variation  shall be governed and  construed in  accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.



IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.


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THE BORROWERS


THE COMMON SEAL of                                  )
TARRANT COMPANY LIMITED                             )
was hereunto affixed                                )
in the presence of:                                 )


/S/ HENRY CHU
---------------------------
Henry Chu
DIRECTOR


--------------------------
DIRECTOR/SECRETARY




THE COMMON SEAL of                                  )
MARBLE LIMITED                                      )
was hereunto affixed                                )
in the presence of:                                 )


/S/ HENRY CHU
---------------------------
Henry Chu
DIRECTOR

--------------------------
DIRECTOR/SECRETARY




THE COMMON SEAL of                                  )
TRADE LINK HOLDINGS LIMITED                         )
was hereunto affixed                                )
in the presence of:                                 )


/S/ HENRY CHU
---------------------------
Henry Chu
DIRECTOR

--------------------------
DIRECTOR/SECRETARY


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


THE AGENT


SIGNED for and on behalf of                         )
UPS CAPITAL GLOBAL                                  )
TRADE FINANCE CORPORATION                           )
by:                                                 )
in the presence of:                                 )   /S/ ILLEGIBLE
                                                       -------------------------
                                                       SIGNATURE


--------------------------
WITNESS


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